UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2015

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2015

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1
Fund Performance	6
Expense Examples	7
Investment Advisory Agreement Approval	9
Portfolio of Investments:
Money Market	13
Mid Cap Growth	17
Financial Statements:
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Notes to Financial Statements	25
Financial Highlights	40

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited)

Dear Shareholder:

U.S. stock and bond markets struggled in the six-month period ended June 30, 2015. Investors continued to keep a watchful eye on central bank policies as global economies remained on diverging paths and inflation remained subdued. The U.S. Federal Reserve (Fed) was expected to begin raising interest rates for the first time in nearly a decade, and the European Central Bank (ECB) announced a long-awaited quantitative easing (QE) stimulus plan. Financial markets also continued to adjust to significantly lower oil prices and a stronger U.S. dollar relative to major currencies.

Domestic Equity Overview

A soft patch in the U.S. economy, uncertainty about monetary policy changes, lower oil prices and a stronger U.S. dollar kept a lid on U.S. stock market gains during the six-month period ended June 30, 2015. Economic growth contracted in the first quarter of 2015, which analysts attributed to cold winter weather and a port strike in the western U.S. Although these influences were considered to be temporary and growth was expected to rebound in the second quarter (second quarter gross domestic product data were not yet released at the time of this writing), the economy's overall weakness caused the Fed to reassess its outlook and delay the "normalization" of interest rates. Investors also worried about U.S. corporate earnings growth, as lower oil prices continued to weigh on energy companies' share prices and appreciation in the dollar diminished multinationals' earnings. In this environment, the utilities sector, which investors consider to be sensitive to interest rates, and the energy sector were among the weakest performing groups for the period. Conversely, the health care sector posted a robust gain, bolstered by an increase in merger and acquisition activity across the sector.

Fixed Income Overview

Concerns about the Fed's policy shift kept bond markets turbulent during the period. Although the Fed continued to imply that rate increases would be implemented slowly and over time, bond markets remained jittery about the transition, particularly as jobs market data continued to show improvement.

The Treasury market was up in the first quarter of 2015 but gave back some of its gains in the second quarter. Greece's debt woes intensified, which led Treasury bonds to rally at several points during the period as investors sought the perceived safe haven of U.S. government bonds. However, these rallies were outweighed by concerns about the Fed's imminent rate hike, pushing Treasury yields higher for the six-month period overall (bond prices and yields move in opposite directions).

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. The actions of the Federal Open Market Committee (FOMC) — including the testing of the tool designed to help control

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

short-term interest rates, the tapering of its QE program, and the forthcoming rate increase — continued to be a major focus in the money markets.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2015, Select Dimensions – Money Market Portfolio had net assets of approximately $39 million with an average portfolio maturity of 18 days. For the seven-day period ended June 30, 2015, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -0.66% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.66% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and -0.73% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2015, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2015, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -0.91% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.91% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and -0.98% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2015, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing the Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the six-month period ended June 30, 2015, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 1.78%, underperforming the Russell Midcap® Growth Index (the "Index"),1 which returned 4.18%. For the same period, the Portfolio's Class Y shares returned 1.66%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main detractors from relative performance during the period were the consumer staples, health care and information technology (IT) sectors. A leading single-serve coffee provider was the largest detractor both in the consumer staples sector and in the overall Portfolio. The company recently unveiled details of its new cold brew system, which is expected to become available to consumers later this year. Investors seemed disappointed by the initial price point for the system, which is higher than expected, as well as a slower-than-expected rollout of the product. While this may weigh on near-term financial results, we remain attracted to the company because its brewing system has a dominant share in the high growth, single-serve segment within the coffee category, which we believe is an attractive category overall given consumption trends are habitual and brand loyalty tends to be high. Furthermore, we believe the company has a large opportunity to translate this expertise to the cold drink channel via a partnership with another dominant global beverage brand.

The health care sector underperformed because of weak stock selection, despite the positive contribution of an overweight in the sector. A health care technology company, which employs a software-as-a-service model to help physicians manage their practices, was the greatest detractor in health care. We attribute the weakness to some mean reversion, as the shares fared well earlier in the period and investors remain focused on the company's timeline to announce another large enterprise partnership.

1  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

In the IT sector, the Portfolio's position in an online real estate database provider was detrimental to relative returns. The company's stock price encountered turbulence at several points during the period because of concerns both before and after an acquisition. The issues prior to the acquisition were resolved, and we believe the more recent uncertainties to be transitory as well. Although stock selection in IT detracted from relative performance, a beneficial overweight position offset some of the relative losses in the sector.

Other sector exposures had a positive impact on relative performance. Stock selection in the industrials sector added to relative gains, as did the Portfolio's underweight in the sector, as the sector had a negative return in the Index during the reporting period. A holding in a risk assessment and data analytics service provider was the top contributor within the sector. The company's stock gained on the company's continued strong execution.

The financial sector was another outperformer for the Mid Cap Growth Portfolio, primarily due to favorable stock selection. The Portfolio held only two financials stocks, both of which performed well and added to performance. Recently, the market reacted positively to news affecting these stocks, as one company made progress on settling several outstanding legal issues that had previously weighed on the stock's price and the other company was urged by a large activist shareholder to pursue a more shareholder friendly strategy. We remain attracted to the stocks because of their powerful brands and their positions as industry standards.

The Portfolio's lack of exposure to the energy sector was advantageous to relative performance, as the sector performed poorly amid weakening commodity prices.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Fund Performance ■ June 30, 2015 (unaudited)

Average Annual Total Returns — Period Ended June 30, 2015(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Mid Cap Growth	2.88%	13.40%	9.49%	10.42%	1.20%	11/09/1994
Money Market	0.01	0.01	1.34	2.62	0.84	11/09/1994
Class Y
Mid Cap Growth	2.64	13.12	9.22	4.73	1.45	7/24/2000
Money Market	0.01	0.01	1.25	1.46	1.09	7/24/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value ("NAV"). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2015 (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/15 – 06/30/15.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2015 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (0.00% return)	$1,000.00	$1,000.05	$1.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.70	$1.10
Class Y
Actual (0.00% return)	$1,000.00	$1,000.05	$1.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.70	$1.10

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.22% and 0.22% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.90% and 1.15% for Class X and Class Y shares, respectively.

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (1.78% return)	$1,000.00	$1,017.80	$6.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.16
Class Y
Actual (1.66% return)	$1,000.00	$1,016.60	$7.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.46	$7.40

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.23% and 1.48% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by Morgan Stanley Investment Management Inc. (the "Adviser") under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolios. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Money Market Portfolio was better than its peer group average for the one-, three- and five-year periods.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

The Board noted that the performance of the Mid Cap Growth Portfolio was below its peer group average for the one-, three- and five-year periods.

Performance Conclusions

With respect to the Money Market Portfolio, after discussion, the Board concluded that performance was competitive with its peer group average.

With respect to the Mid Cap Growth Portfolio, after discussion, the Board concluded that performance was acceptable.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their respective peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the contractual management fee for the Money Market Portfolio was higher than its peer group average, the actual management fee was lower than its peer group average and the total expense ratio was higher but close to its peer group average.

The Board noted that while the Mid Cap Growth Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average.

Fee and Expense Conclusions

With respect to the Money Market Portfolio, after discussion, the Board concluded that the management fee and total expense ratio were competitive with its peer group averages.

With respect to the Mid Cap Growth Portfolio, after discussion, the Board concluded that (i) the management fee was competitive with its peer group average and (ii) the total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for both Portfolios, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolios and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (48.4%)
$6,000	ABN Amro Securities LLC, (dated 06/30/15; proceeds $6,000,023; fully collateralized by various U.S. Government agency securities, 0.53% - 10.00% due 02/20/21 - 11/01/40 and U.S. Government obligations, 1.13% - 3.75% due 07/31/18 - 08/15/41; valued at $6,143,763)	0.14%		07/01/15	$6,000,000
1,000	ABN Amro Securities LLC, (dated 04/23/15; proceeds $1,000,708; fully collateralized by Cash; valued at $1,000,000) (Demand 07/07/15)	0.28	(a)	07/23/15	1,000,000
4,140	BNP Paribas Securities Corp., (dated 06/30/15; proceeds $4,140,012; fully collateralized by various U.S. Government agency securities, 1.93% - 4.00% due 11/01/34 - 12/20/44; valued at $4,264,200)	0.10		07/01/15	4,140,000
5,000	Credit Agricole Corp., (dated 06/30/15; proceeds $5,000,019; fully collateralized by various U.S. Government obligations, Zero Coupon - 4.50% due 07/23/15 - 11/15/44; valued at $5,100,000)	0.14		07/01/15	5,000,000
1,000	Credit Suisse Securities USA, (dated 05/04/15; proceeds $1,001,716; fully collateralized by a Corporate Bond, 5.40% due 01/14/20; valued at $1,051,644)	0.68		08/03/15	1,000,000
500	ING Financial Markets LLC, (dated 06/30/15; proceeds $500,004; fully collateralized by a Corporate Bond, 10.50% due 02/28/18; valued at $531,936)	0.28		07/01/15	500,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 01/29/15; proceeds $501,480; fully collateralized by various Common Stocks; valued at $525,015) (Demand 07/01/15)	0.57	(a)	08/04/15	500,000
250	RBC Capital Markets LLC, (dated 05/06/15; proceeds $250,219; fully collateralized by various Corporate Bonds, 5.63% - 10.00% due 03/15/16 - 01/30/23; valued at $265,001) (Demand 07/07/15)	0.35	(a)	08/04/15	250,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE			MATURITY DATE	VALUE
$250	RBC Capital Markets LLC, (dated 06/15/15; proceeds $250,221; fully collateralized by various Corporate Bonds, 5.63% - 9.50% due 03/15/16 - 07/15/22; valued at $265,000) (Demand 07/07/15)	0.35	(a)%		09/14/15	$250,000
250	Wells Fargo Securities LLC, (dated 04/27/15; proceeds $250,429; fully collateralized by various Convertible Bonds, 0.25% - 5.00% due 09/15/18 - 02/15/44 and Convertible Preferred Stocks; valued at $282,500)	0.68			07/27/15	250,000
	Total Repurchase Agreements (Cost $18,890,000)					18,890,000
		COUPON RATE(a)		DEMAND DATE(b)
	Floating Rate Notes (21.2%)
	Domestic Banks (12.2%)
1,000	HSBC Bank USA NA	0.28%		08/04/15	08/04/15	1,000,000
1,500	JP Morgan Chase Bank NA	0.44		09/08/15	06/07/16	1,500,000
500	U.S. Bank NA	0.25		07/27/15	07/27/15	500,000
1,000	Wells Fargo Bank NA (c)	0.39		07/20/15	06/17/16	1,000,000
750	Wells Fargo Bank NA	0.41		09/15/15	06/14/16	750,000
						4,750,000
	International Banks (9.0%)
1,750	Bank of Nova Scotia	0.28 - 0.41		07/30/15 - 09/03/15	08/04/15 - 01/29/16	1,750,000
500	BNP Paribas SA	0.44		07/23/15	12/23/15	500,000
250	Rabobank Nederland NY	0.32		07/06/15	07/06/15	250,000
500	Sumitomo Mitsui Banking Corp.	0.33		07/27/15	08/27/15	500,000
500	Toronto Dominion Bank	0.28		07/22/15	07/22/15	500,000
						3,500,000
	Total Floating Rate Notes (Cost $8,250,000)					8,250,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Certificates of Deposit (15.4%)
	International Banks
$1,000	Bank of Montreal	0.13%		07/06/15	$1,000,000
1,000	Landesbank Hessen Thuringen Girozentrale	0.14		07/02/15	1,000,000
1,000	Mizuho Bank Ltd.	0.28		09/16/15	1,000,000
1,000	Oversea Chinese Banking Corp.	0.19		07/06/15 - 07/07/15	999,998
1,000	Sumitomo Mitsui Banking Corp.	0.28		09/17/15	1,000,000
1,000	Swedbank AB	0.10		07/07/15	1,000,000
	Total Certificates of Deposit (Cost $5,999,998)				5,999,998
	Time Deposits (5.2%)
	International Banks
1,000	Canadian Imperial Bank of Commerce	0.03		07/01/15	1,000,000
1,000	Skandinaviska Enskilda Banken AB	0.04		07/01/15	1,000,000
	Total Time Deposits (Cost $2,000,000)				2,000,000
		COUPON RATE(a)	DEMAND DATE(b)
	Extendible Floating Rate Notes (5.1%)
	International Banks
1,000	Royal Bank of Canada (Extendible Maturity Date 06/30/16)	0.39%	07/01/15	04/01/19	999,970
1,000	Svenska Handelsbanken AB (c) (Extendible Maturity Date 12/15/15)	0.36	07/15/15	05/13/16	1,000,000
	Total Extendible Floating Rate Notes (Cost $1,999,970)				1,999,970

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (5.1%)
	International Banks
$1,000	Macquarie Bank Ltd.	0.32%	09/17/15	$999,307
1,000	Sumitomo Mitsui Trust Bank Ltd.	0.17	07/02/15	999,995
	Total Commercial Paper (Cost $1,999,302)			1,999,302
	Total Investments (Cost $39,139,270)		100.4%	39,139,270
	Liabilities in Excess of Other Assets		(0.4)	(139,540)
	Net Assets		100.0%	$38,999,730

  (a)  Rate shown is the rate in effect at June 30, 2015.

  (b)  Date of next interest rate reset.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

MATURITY SCHEDULE†

1 - 30 Days	78.9%
31 - 60 Days	6.4
61 - 90 Days	14.7
100.0%

†  As a percentage of total investments

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.1%)
	Aerospace & Defense (1.0%)
881	TransDigm Group, Inc. (a)	$197,934
	Air Freight & Logistics (0.5%)
2,005	XPO Logistics, Inc. (a)	90,586
	Automobiles (4.7%)
3,276	Tesla Motors, Inc. (a)	878,820
	Beverages (1.2%)
1,624	Monster Beverage Corp. (a)	217,648
	Biotechnology (1.7%)
1,013	Alnylam Pharmaceuticals, Inc. (a)	121,428
125	Intercept Pharmaceuticals, Inc. (a)	30,173
8,699	Ironwood Pharmaceuticals, Inc. (a)	104,910
1,277	Seattle Genetics, Inc. (a)	61,807
		318,318
	Commercial Services & Supplies (1.0%)
1,437	Stericycle, Inc. (a)	192,429
	Communications Equipment (1.1%)
1,232	Palo Alto Networks, Inc. (a)	215,230
	Diversified Financial Services (5.9%)
5,474	McGraw Hill Financial, Inc.	549,863
9,245	MSCI, Inc.	569,030
		1,118,893
	Electrical Equipment (0.5%)
1,725	SolarCity Corp. (a)(b)	92,374
	Food Products (4.7%)
4,222	Keurig Green Mountain, Inc.	323,532
6,186	Mead Johnson Nutrition Co.	558,101
		881,633
	Health Care Equipment & Supplies (4.0%)
1,545	Intuitive Surgical, Inc. (a)	748,552
	Health Care Technology (2.6%)
4,361	athenahealth, Inc. (a)	499,683
NUMBER OF SHARES		VALUE
	Hotels, Restaurants & Leisure (5.3%)
131	Chipotle Mexican Grill, Inc. (a)	$79,254
9,257	Dunkin' Brands Group, Inc.	509,135
2,398	Panera Bread Co., Class A (a)	419,098
		1,007,487
	Information Technology Services (4.8%)
2,926	FleetCor Technologies, Inc. (a)	456,631
5,165	Gartner, Inc. (a)	443,054
		899,685
	Internet & Catalog Retail (3.0%)
14,857	Groupon, Inc. (a)	74,731
1,229	TripAdvisor, Inc. (a)	107,095
7,611	Vipshop Holdings Ltd. ADR (China) (a)	169,345
3,925	Zalando SE (Germany) (a)(c)	131,076
6,651	zulily, Inc., Class A (a)(b)	86,729
		568,976
	Internet Software & Services (16.9%)
4,197	Autohome, Inc. ADR (China) (a)	212,116
15,229	Dropbox, Inc. (a)(d)(e)(f) (acquisition cost - $137,809; acquired 05/01/12)	281,889
11,122	LendingClub Corp. (a)	164,049
3,822	LinkedIn Corp., Class A (a)	789,740
1,453	MercadoLibre, Inc. (Brazil)	205,890
8,901	Pandora Media, Inc. (a)	138,322
19,619	Twitter, Inc. (a)	710,600
2,197	Yelp, Inc. (a)	94,537
8,677	Youku Tudou, Inc. ADR (China) (a)	212,847
4,549	Zillow Group, Inc., Class A (a)(b)	394,580
		3,204,570
	Life Sciences Tools & Services (5.8%)
5,005	Illumina, Inc. (a)	1,092,892

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

NUMBER OF SHARES		VALUE
	Machinery (0.9%)
3,876	Colfax Corp. (a)	$178,877
	Media (1.6%)
153	Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost - $163,577; acquired 03/08/12)	304,628
	Pharmaceuticals (6.0%)
6,864	Endo International PLC (a)	546,718
12,075	Zoetis, Inc.	582,256
		1,128,974
	Professional Services (4.8%)
3,346	IHS, Inc., Class A (a)	430,396
6,618	Verisk Analytics, Inc., Class A (a)	481,526
		911,922
	Software (13.4%)
9,793	FireEye, Inc. (a)	478,976
1,670	NetSuite, Inc. (a)	153,223
6,339	ServiceNow, Inc. (a)	471,051
9,231	Splunk, Inc. (a)	642,662
1,947	Tableau Software, Inc., Class A (a)	224,489
6,524	Workday, Inc., Class A (a)	498,368
23,129	Zynga, Inc., Class A (a)	66,149
		2,534,918
	Tech Hardware, Storage & Peripherals (0.4%)
2,556	3D Systems Corp. (a)(b)	49,893
889	Stratasys Ltd. (a)	31,053
		80,946
	Textiles, Apparel & Luxury Goods (3.3%)
3,917	Lululemon Athletica, Inc. (Canada) (a)	255,780
6,061	Michael Kors Holdings Ltd. (a)	255,108
1,364	Under Armour, Inc., Class A (a)	113,812
		624,700
	Total Common Stocks (Cost $14,268,805)	17,990,675
NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (0.2%)
	Internet & Catalog Retail (0.0%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(d)(e)(f) (acquisition cost - $80,261; acquired 12/02/11)	$1,049
	Internet Software & Services (0.2%)
1,479	Dropbox, Inc., Series A (a)(d)(e)(f) (acquisition cost - $13,384; acquired 05/25/12)	27,376
	Total Convertible Preferred Stocks (Cost $93,645)	28,425
	Preferred Stocks (2.5%)
	Internet & Catalog Retail (1.5%)
1,969	Flipkart Online Services Pvt Ltd., Series D (India) (a)(d)(e)(f) (acquisition cost - $45,183; acquired 10/04/13)	280,070
	Software (1.0%)
3,398	Palantir Technologies, Inc., Series H (a)(d)(e)(f) (acquisition cost - $11,927; acquired 10/25/13)	29,257
3,398	Palantir Technologies, Inc., Series H1 (a)(d)(e)(f) (acquisition cost - $11,927; acquired 10/25/13)	29,257
14,953	Palantir Technologies, Inc., Series G (a)(d)(e)(f) (acquisition cost - $45,756; acquired 07/19/12)	128,745
		187,259
	Total Preferred Stocks (Cost $114,793)	467,329

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (5.7%) Securities held as Collateral on Loaned Securities (3.3%)
	Investment Company (2.3%)
442	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 6)	$442,455
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (1.0%)
$145	Barclays Capital, Inc. (0.10%, dated 06/30/15, due 07/01/15; proceeds $145,276; fully collateralized by various U.S. Government obligations; 0.88% - 2.00% due 02/28/17 - 10/31/21; valued at $148,182)	145,276
16	BNP Paribas Securities Corp. (0.10%, dated 06/30/15, due 07/01/15; proceeds $16,142; fully collateralized by various U.S. Government agency securities; 2.35% - 5.50% due 12/22/15 - 06/15/43 and a U.S. Government obligation; 0.63% due 07/15/16; valued at $16,465)	16,142
22	Merrill Lynch & Co., Inc. (0.11%, dated 06/30/15, due 07/01/15; proceeds $21,781; fully collateralized by various U.S. Government obligations; Zero Coupon - 0.25% due 05/15/16 - 02/15/24; valued at $22,216)	21,781
		183,199
	Total Securities held as Collateral on Loaned Securities (Cost $625,654)	625,654
NUMBER OF SHARES (000)		VALUE
	Investment Company (2.4%)
463	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $462,526)	$462,526
	Total Short-Term Investments (Cost $1,088,180)	1,088,180
Total Investments (Cost $15,565,423)	103.5%	19,574,609
Liabilities in Excess of Other Assets	(3.5)	(663,249)
Net Assets	100.0%	$18,911,360

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at June 30, 2015.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Illiquid security.

  (e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2015 amounts to $1,082,271 and represents 5.7% of net assets.

  (f)  At June 30, 2015, the Portfolio held fair valued securities valued at $1,082,271, representing 5.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

See Notes to Financial Statements

Mid Cap Growth

Summary of Investments ■ June 30, 2015 (unaudited)

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$3,231,946		17.1%
Software	2,722,177		14.4
Pharmaceuticals	1,128,974		6.0
Diversified Financial Services	1,118,893		5.9
Life Sciences Tools & Services	1,092,892		5.8
Hotels, Restaurants & Leisure	1,007,487		5.3
Professional Services	911,922		4.8
Information Technology Services	899,685		4.7
Food Products	881,633		4.7
Automobiles	878,820		4.6
Internet & Catalog Retail	850,095		4.5
Health Care Equipment & Supplies	748,552		4.0
Textiles, Apparel & Luxury Goods	624,700		3.3
Health Care Technology	499,683		2.6
Investment Company	462,526		2.4
Biotechnology	318,318		1.7
Media	304,628		1.6
Beverages	217,648		1.2
Communications Equipment	215,230		1.1
Aerospace & Defense	197,934		1.0
Commercial Services & Supplies	192,429		1.0
Machinery	178,877		0.9
Electrical Equipment	92,374		0.5
Air Freight & Logistics	90,586		0.5
Tech Hardware, Storage & Peripherals	80,946		0.4
	$18,948,955	++	100.0%

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

	Money Market	Mid Cap Growth
Assets:
Investments in securities, at value*	$39,139,270 (1)	$18,669,628	(2)
Investment in affiliate, at value**	—	904,981
Total investments in securities, at value	39,139,270	19,574,609
Cash	17,578	11,328
Receivable for:
Interest	7,219	—
Dividends	—	3,915
Dividends from affiliates	—	95
Due from Adviser	8,504	—
Prepaid expenses and other assets	10,599	10,269
Total Assets	39,183,170	19,600,216
Liabilities:
Collateral on securities loaned, at value	—	636,982
Payable for:
Shares of beneficial interest redeemed	135,673	1,718
Advisory fee	—	7,079
Administration fee	—	1,359
Transfer and sub transfer agent fee	384	736
Distribution fee (Class Y)	—	1,027
Accrued expenses and other payables	47,383	39,955
Total Liabilities	183,440	688,856
Net Assets	$38,999,730	$18,911,360
Composition of Net Assets:
Paid-in-capital	$39,002,444	$14,587,386
Net unrealized appreciation (depreciation)	—	4,009,186
Accumulated net investment loss	(1,796)	(98,383)
Accumulated net realized gain (loss)	(918)	413,171
Net Assets	$38,999,730	$18,911,360
* Cost	$39,139,270	$14,660,442
** Affiliated Cost	$—	$904,981
Class X Shares:
Net Assets	$14,633,430	$14,346,508
Shares Outstanding (unlimited shares authorized, $0.01 par value)	14,634,275	427,504
Net Asset Value Per Share	$1.00	$33.56
Class Y Shares:
Net Assets	$24,366,300	$4,564,852
Shares Outstanding (unlimited shares authorized, $0.01 par value)	24,366,996	141,376
Net Asset Value Per Share	$1.00	$32.29

(1)  Including repurchase agreements of $18,890,000.

(2)  Including security loaned at value of $623,576.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2015 (unaudited)

	Money Market	Mid Cap Growth
Net Investment Income:
Income
Interest	$47,203	$—
Dividends	—	23,412
Income from securities loaned - net	—	8,757
Dividends from affiliates (Note 6)	—	483
Total Income	47,203	32,652
Expenses
Advisory fee (Note 3)	93,699	42,525
Professional fees	44,022	45,375
Distribution fee (Class Y shares) (Note 4)	32,039	6,181
Shareholder reports and notices	13,340	7,941
Custodian fees	12,533	6,602
Administration fee (Note 3)	10,411	8,100
Transfer agent fees and expenses (Note 5)	1,568	1,891
Trustees' fees and expenses	697	520
Other	10,180	11,439
Total Expenses	218,489	130,574
Less: amounts waived (Note 4)	(173,370)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(305)
Net Expenses	45,119	130,269
Net Investment Income (Loss)	2,084	(97,617)
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	93	490,849
Foreign currency translation	—	2
Net Realized Gain	93	490,851
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	12,366
Net Gain	93	503,217
Net Increase	$2,177	$405,600

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Mid Cap Growth
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,084	$3,030	$(97,617)	$(83,403)
Net realized gain	93	157	490,851	3,779,832
Net change in unrealized appreciation (depreciation)	—	—	12,366	(3,550,692)
Net Increase	2,177	3,187	405,600	145,737
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(802)	(2,141)	—	—
Class Y Shares	(1,282)	(3,442)	—	—
Net realized gain
Class X Shares	—	—	(2,837,426)	(1,703,890)
Class Y Shares	—	—	(931,114)	(571,827)
Total Dividends and Distributions	(2,084)	(5,583)	(3,768,540)	(2,275,717)
Net increase (decrease) from transactions in shares of beneficial interest	(4,675,974)	(11,639,912)	1,511,366	(3,531,240)
Net Decrease	(4,675,881)	(11,642,308)	(1,851,574)	(5,661,220)
Net Assets:
Beginning of period	43,675,611	55,317,919	20,762,934	26,424,154
End of Period	$38,999,730	$43,675,611	$18,911,360	$20,762,934
Accumulated Net Investment Loss	$(1,796)	$(1,796)	$(98,383)	$(766)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Mid Cap Growth
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	1,720,234	6,484,695	2,453	7,210
Reinvestment of dividends and distributions	802	2,141	84,548	41,906
Redeemed	(4,096,402)	(10,564,382)	(39,376)	(101,288)
Net Increase (Decrease) - Class X	(2,375,366)	(4,077,546)	47,625	(52,172)
Amount
Sold	$1,720,234	$6,484,695	$102,481	$318,183
Reinvestment of dividends and distributions	802	2,141	2,837,426	1,703,890
Redeemed	(4,096,402)	(10,564,382)	(1,676,612)	(4,289,499)
Net Increase (Decrease) - Class X	$(2,375,366)	$(4,077,546)	$1,263,295	$(2,267,426)
Class Y Shares
Shares
Sold	7,080,959	11,744,583	158	8,029
Reinvestment of dividends and distributions	1,282	3,442	28,836	14,469
Redeemed	(9,382,849)	(19,310,391)	(16,717)	(52,046)
Net Increase (Decrease) - Class Y	(2,300,608)	(7,562,366)	12,277	(29,548)
Amount
Sold	$7,080,959	$11,744,583	$6,412	$354,926
Reinvestment of dividends and distributions	1,282	3,442	931,114	571,827
Redeemed	(9,382,849)	(19,310,391)	(689,455)	(2,190,567)
Net Increase (Decrease) - Class Y	$(2,300,608)	$(7,562,366)	$248,071	$(1,263,814)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund applies investment company accounting and reporting guidance.

The Fund consists of two separate portfolios, the Money Market Portolio and the Mid Cap Growth Portfolio ("Portfolios"). The Fund was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994. Each Portfolio is classified as diversified.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). Each Portfolio currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

Effective at the close of business on May 30, 2014, the Fund suspended offering Class X and Class Y shares of the Mid Cap Growth Portfolio to new investors. The Fund will continue to offer each class to existing shareholders and may recommence offering to new investors in the future. Any such offerings of the Portfolio's Class X and Class Y shares may be limited in amount and may commence and terminate without any prior notice.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Mid Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. The remaining Portfolio: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

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E. Foreign Currency Translation and Foreign Investments — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the

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Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

G. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
Mid Cap Growth	$623,576	(a)	$—	$(623,576	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of $636,982, of which $625,654 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2015, there was uninvested cash of $11,328, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

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H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market, which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2015.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$18,890,000	$—	$18,890,000
Floating Rate Notes	—	8,250,000	—	8,250,000
Certificates of Deposit	—	5,999,998	—	5,999,998
Time Deposits	—	2,000,000	—	2,000,000
Extendible Floating Rate Notes	—	1,999,970	—	1,999,970
Commercial Paper	—	1,999,302	—	1,999,302
Total Assets	$—	$39,139,270	$—	$39,139,270
Mid Cap Growth
Assets:
Common Stocks
Aerospace & Defense	$197,934	$—	$—	$197,934
Air Freight & Logistics	90,586	—	—	90,586
Automobiles	878,820	—	—	878,820
Beverages	217,648	—	—	217,648
Biotechnology	318,318	—	—	318,318
Commercial Services & Supplies	192,429	—	—	192,429
Communications Equipment	215,230	—	—	215,230
Diversified Financial Services	1,118,893	—	—	1,118,893
Electrical Equipment	92,374	—	—	92,374

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mid Cap Growth (continued)
Food Products	$881,633	$—	$—	$881,633
Health Care Equipment & Supplies	748,552	—	—	748,552
Health Care Technology	499,683	—	—	499,683
Hotels, Restaurants & Leisure	1,007,487	—	—	1,007,487
Information Technology Services	899,685	—	—	899,685
Internet & Catalog Retail	568,976	—	—	568,976
Internet Software & Services	2,922,681	—	281,889	3,204,570
Life Sciences Tools & Services	1,092,892	—	—	1,092,892
Machinery	178,877	—	—	178,877
Media	—	—	304,628	304,628
Pharmaceuticals	1,128,974	—	—	1,128,974
Professional Services	911,922	—	—	911,922
Software	2,534,918	—	—	2,534,918
Tech Hardware, Storage & Peripherals	80,946	—	—	80,946
Textiles, Apparel & Luxury Goods	624,700	—	—	624,700
Total Common Stocks	17,404,158	—	586,517	17,990,675
Convertible Preferred Stocks	—	—	28,425	28,425
Preferred Stocks	—	—	467,329	467,329
Short-Term Investments
Investment Company	904,981	—	—	904,981
Repurchase Agreements	—	183,199	—	183,199
Total Short-Term Investments	904,981	183,199	—	1,088,180
Total Assets	$18,309,139	$183,199	$1,082,271	$19,574,609

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of June 30, 2015, Mid Cap Growth had securities with a total value of $131,077 that transferred from Level 2 to Level 1.

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Mid Cap Growth
	Common Stocks	Convertible Preferred Stocks	Preferred Stocks
Beginning Balance	$610,957	$29,299	$410,235
Purchases	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	(24,440)	(874)	57,094
Realized gains (losses)	—	—	—
Ending Balance	$586,517	$28,425	$467,329
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015	$(24,440)	$(874)	$57,094

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Mid Cap Growth

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Convertible Preferred Stock	$1,049	Market Transaction Method	Escrow Cash Receivable from Liquidation	$0.43	$0.43	$0.43	Increase
Preferred Stock	$280,070	Market Transaction Method	Issuance Price of Financing	$119.76	$119.76	$119.76	Increase
			Issuance Price of Pending Financing	$142.24	$142.24	$142.24	Increase

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	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$281,889	Market Transaction Method	Third Party Tender Offer/Series C Preferred	$19.10		$19.10		$19.10		Increase
Convertible Preferred Stock	$27,376	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.9	x	13.5	x	12.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Media
Common Stock	$304,628	Market Transaction Method	Pending Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.5%		16.5%		15.5%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.2	x	8.8	x	6.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Software
Preferred Stocks	$187,259	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89		$8.89		$8.89		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.4	x	17.0	x	17.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

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3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the six months ended June 30, 2015, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million. For the six months ended June 30, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and payable monthly, of 0.08% and 0.05% to the Mid Cap Growth Portfolio and Money Market Portfolio, respectively.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor and Adviser/Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2015, the Distributor waived $32,039, the Adviser waived $93,699 and the Administrator waived $10,411. For the same period, the Adviser reimbursed additional expenses to the extent the Portfolio's total

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expenses exceeded total income on a daily basis in the amount of $37,221. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2015, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Mid Cap Growth	—	—	$1,661,430	$3,633,059

The Mid Cap Growth Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Portfolio due to its investment in the Liquidity Funds.

A summary of the Mid Cap Growth Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2015 is as follows:

VALUE DECEMBER 31, 2014	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2015
$1,649,116	$2,815,146	$3,559,281	$483	$904,981

For the six months ended June 30, 2015, advisory fees paid were reduced by $305 for the Mid Cap Growth Portfolio's investment in the Liquidity Funds.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

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options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial

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statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

	2014 DISTRIBUTIONS PAID FROM:		2013 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$5,583	$—	$6,153	$—
Mid Cap Growth	372,358	1,903,359	64,745	67,348

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating losses, partnership basis adjustments and return of capital distributions from real estate investment trusts, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2014:

PORTFOLIO	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(1,254)	$81	$1,173
Mid Cap Growth	91,133	(34,705)	(56,428)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$712	$—
Mid Cap Growth	—	3,768,536

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At June 30, 2015, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$39,139,270	$—	$—	$—
Mid Cap Growth	15,565,423	5,497,261	(1,488,075)	4,009,186

At December 31, 2014, the following Portfolio had available for Federal income tax purposes unused short-term capital losses that will not expire:

PORTFOLIO	SHORT-TERM LOSSES NO EXPIRATION
Money Market	$1,011

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2014, the following Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$238

9. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Money Market Portfolio's operations, financial statements and accompanying notes.

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Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2010^	$1.00	$0.000	(c)	—		$0.000	(c)	$(0.000	)(c)	—	$(0.000	)(c)
2011	1.00	0.000	(c)	$(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2015^^	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
CLASS Y SHARES
2010^	1.00	0.000	(c)	—		0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2011	1.00	0.000	(c)	(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2015^^	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2010^	$1.00	0.01%		$32,429	0.30	%(d)	0.01	%(d)	—	N/A
2011	1.00	0.01		27,555	0.23	(d)	0.01	(d)	—	N/A
2012	1.00	0.01		23,245	0.28	(d)	0.01	(d)	—	N/A
2013	1.00	0.01		21,087	0.19	(d)	0.01	(d)	—	N/A
2014	1.00	0.01		17,009	0.19	(d)	0.01	(d)	—	N/A
2015^^	1.00	0.00	(e)(g)	14,633	0.22	(d)(h)	0.01	(d)(h)	—	N/A
CLASS Y SHARES
2010^	1.00	0.01		67,856	0.30	(d)	0.01	(d)	—	N/A
2011	1.00	0.01		56,081	0.23	(d)	0.01	(d)	—	N/A
2012	1.00	0.01		47,618	0.28	(d)	0.01	(d)	—	N/A
2013	1.00	0.01		34,231	0.19	(d)	0.01	(d)	—	N/A
2014	1.00	0.01		26,667	0.19	(d)	0.01	(d)	—	N/A
2015^^	1.00	0.00	(e)(g)	24,366	0.22	(d)(h)	0.01	(d)(h)	—	N/A

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2010^	$26.65	$0.10	$8.63	$8.73	$(0.04)	—	$(0.04)
2011	35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
2012	32.77	0.12	2.62	2.74	—	$(2.61)	(2.61)
2013	32.90	(0.12)	12.47	12.35	(0.13)	(0.10)	(0.23)
2014	45.02	(0.13)	0.55	0.42	—	(4.34)	(4.34)
2015^^	41.10	(0.19)	0.92	0.73	—	(8.27)	(8.27)
CLASS Y SHARES
2010^	26.15	0.03	8.46	8.49	—	—	—
2011	34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)
2012	32.11	0.03	2.57	2.60	—	(2.61)	(2.61)
2013	32.10	(0.21)	12.17	11.96	(0.02)	(0.10)	(0.12)
2014	43.94	(0.23)	0.53	0.30	—	(4.34)	(4.34)
2015^^	39.90	(0.24)	0.90	0.66	—	(8.27)	(8.27)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

^^  For the six months ended June 30, 2015 (unaudited).

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Amount is less than $0.001.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2010^	$35.34	32.79%	$24,319	0.79	%(f)	0.36	%(f)	0.00	%(e)	44%
2011	32.77	(6.97)	19,186	0.81	(f)	(0.19	)(f)	0.00	(e)	33
2012	32.90	8.51	17,016	1.02	(f)	0.35	(f)	0.00	(e)	31
2013	45.02	37.69	19,453	0.99	(f)	(0.33	)(f)	0.00	(e)	47
2014	41.10	1.04	15,612	1.20	(f)	(0.30	)(f)	0.00	(e)	43
2015^^	33.56	1.78 (g)	14,346	1.23	(f)(h)	(0.90	)(f)(h)	0.00	(e)(h)	8	(g)
CLASS Y SHARES
2010^	34.64	32.47	10,828	1.04	(f)	0.11	(f)	0.00	(e)	44
2011	32.11	(7.18)	7,812	1.06	(f)	(0.44	)(f)	0.00	(e)	33
2012	32.10	8.24	6,425	1.27	(f)	0.10	(f)	0.00	(e)	31
2013	43.94	37.36	6,971	1.24	(f)	(0.58	)(f)	0.00	(e)	47
2014	39.90	0.78	5,151	1.45	(f)	(0.55	)(f)	0.00	(e)	43
2015^^	32.29	1.66 (g)	4,565	1.48	(f)(h)	(1.15	)(f)(h)	0.00	(e)(h)	8	(g)

(d)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2015
Class X	0.90%	(0.67)%
Class Y	1.15	(0.92)
December 31, 2014
Class X	0.84	(0.64)
Class Y	1.09	(0.89)
December 31, 2013
Class X	0.71	(0.51)
Class Y	0.96	(0.76)
December 31, 2012
Class X	0.65	(0.36)
Class Y	0.90	(0.61)
December 31, 2011
Class X	0.61	(0.37)
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)

(e)  Amount is less than 0.005%.

(f)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(g)  Not annualized.

(h)  Annualized.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Dr. Manuel H. Johnson
Michael Bozic	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Michael E. Nugent
Jakki L. Haussler	W. Allen Reed
James F. Higgins	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
John H. Gernon President and Principal Executive Officer
Stefanie V. Chang Yu Chief Compliance Officer
Joseph C. Benedetti Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40474

SELDIMSAN
1260621 EXP 8.31.16

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2015